Exhibit 10.2

PATENT PURCHASE AGREEMENT  Fhk Patent Purchase Agreement ("Patent Purchase Agreement"), mach and entered into this 24th day of February, 2014 (the °F ttective Date"). is by and between B.I.E.M. I folding, I.I.C. a limited liability company organized under the laws of Nevada, having offices at 6629) Rumba Ct, Las Vegas, NV 89178 (" B.I.E.1.C."). Edgardo Clores, an individual and inventor of the patented products. having an address of 6629 Rumba Ct., l as Vegas. NV 89178 ("Clores"). ELX 1 Holding, LLC, a limited liability company organized under the laws of Nevada. having offices at 4355 S. Cameron Street. Suite B. Las Vegas, NV 89103 ("EDCI"). (13.I.E.J.C., F.DCI and Clores being hereinafter referred to collectively as "Seller") and Cloracks Corporation, a corporation organized under the laws of Nevada, having offices at 3311 S. Rainbow Blvd., Ste 108, Las Vegas. NV 89 146 ("Buyer"). Seller and Buyer are also referred to in this Agreement  each as a "Party" and collectively as the "Parties."  WITNESSETH• WHEREAS, Seller has declared that it is the owner of all rights, title and interest in and to the inventions (the "Inventions") as described and claimed in all of Seller's United States and foreign patents and patent applications (collectively •the Patents") listed on Exhibit I and including without limitation, all extensions, continuations. provisional!,. derivatives and related applications thereof whether or not such applications are listed on the attached Exhibit I to this Patent Purchase Agreement: and  %1IEREAS. Seller wishes to sell, transfer, assign and set over unto Buyer, and Buyer shall purchase, accept and assume, all rights, title and interest in and to the Inventions and Patents as specified in this Agreement.  NOW, THEREFORE, in consideration of the mutual covenants and agreements of the Parties contained herein. and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged. it is hereby agreed as follows:  1. Purchase and Sale of Patents. Seller hereby sells to Buyer. and Buyer hereby purchases from Seller. all right. title and interest in and to the Inventions and the Patents, and Seller and Buyer hereby agree it, execute the form of Patent Assignment (the "Patent Assignment") attached as Exhibit II hereto. the terms of such Patent Assignment being fully incorporated herein.  All of the rights, privileges, including the benefit of any attorney client privilege or attorney work product privilege, title and interest in and to the Inventions and Patents being sold. transferred. assigned and set over to Buyer hereunder include without limitation all income. royalties, damages, right to sue, right to enforce and any and all payments now or hereafter due or payable %%ith respect thereto, and the right to bring any claim, sue, counterclaim, and recover for the past. present and future infringement of the rights assigned  hereunder.  2. Purchase Price of Patents  The purchase price for the Inventions and Patents shall be Fifteen Million U .S. Dollars (S1 {.0OO.000) payable as follows: Cash Payments: Buyer shall pay to Seller Four Million One Hundred Thousand U.S. Dollars ($4.100.000) in cash to be paid in three installments:  1. $1,025,000 within 180 days of Closing (as defined below); 2. $1,025,000 within one (1) year of Closing; 3. $1,025,000  within two (2) years of' Closing; and 4.51.025.0(x) within three (3) years of Closing. b.  Stock Payment:  Buyer shall issue 545,000,000 shares of its common stock (valued at $10,900,000 at $0.02 per share) in seven (7) certificates: 1.130,500,000 shares: 2.87,000,000 shares; 3.214,875,000 shares: 4.23,875,000 shares: 5.38,750,000 shares: 6.18,750,000 shares: and 7.31,250,000 shares 545,000,000 shares in total  3. Payment Procedures: All payments made by Buyer pursuant to this Agreement shall be made he cc ire transfer to that account specified by Seller at such times and in accordance with the provisions of Section 2(b) (and until another account is designated in writing to Buyer by Seller, to the account identified in Exhibit iii). Simultaneous with any wire transfer pursuant to Section 2(h), Buyer will include a report detailing the payment amount and will provide such supporting documentation as may reasonably be requested by Seller (subject to appropriate and customary confidentiality obligations as may be required in order to disclose such documentation to Seller).  4. No Assumption of Liabilities. It is expressly understood and agreed that Buyer shall not be liable for and hereby disclaims any assumption of any of the obligations, third party claims or liabilities of Seller and/or its affiliates and/or of any third party of any kind or nature whatsoever arising from or in connection with any circumstances. causes of action, breach. violation. default or failure to perform with respect to the Inventions and Patents prior to the Closing (" Retained Liabilities) and Seller hereby agrees to defend. indemnity and hold Buyer and its affiliates. officers. directors. shareholders and employees (the "Indemnified Parties") harmless from. against and in respect of any and all losses. liabilities, damages, claims or expenses (including. without limitation. attorneys' fees) suffered or incurred. directly or indirectly in connection with a Retailed Liability and any obligation arising out of or relating to Seller's ownership or actions (or lack thereof)  relating to the Patents in accordance with the indemnification procedures outlined in Section 7.  5. allocation of Purchase Price.   The purchase price of the Patents shall be allocated among the individual Inventions and Patents as reasonably determined by Buyer. It is presently contemplated that approximately 33% of the purchase price will be allocated to the dish-rack and wine-rack patents. and 67% of the purchase price will be allocated to the pole tree stand patents.  6. Taxes; Brokers.  Seller shall pay any taxes that arc legally imposed on Seller arising out of the transfer of the Inventions and Patents. Seller is not liable for any taxes, Warty. that are legally imposed on Buyer arising out of the transfer of the Inventions and Patents. Seller is responsible for any fees (including legal and broker fees) incurred by Seller and Buyer is responsible for an) Ice: (including legal and broker fees) incurred b) Buyer.  7. Representations and Warranties of Seller.  Seller represents and warrants to Buyer as follow:   7.1 Corporate Organization.  B.I.E.J.C. and EDCI each is a limited liability company duly organized, validly existing and in good standing by the State of Nevada with full power and authority to own and operate its properties and assets and carry on its business as currently conducted.  7.2 Authorization.   Seller has full power and authority to enter into this Agreement and the Patent Assignment and to carry out the transactions contemplated hereby and thereby.  The execution and deliver) of this Agreement and the Patent Assignment and the consummation of the transactions contemplated hereby and thereby have been duly authorized bs the Board of Directors and all other necessary corporate actions on the part of Seller, including the shareholders, to the extent required. '1 his Agreement and the Patent Assignment have been duly executed and delivered by the Seller, and constitute legal. valid and binding obligations of Seller, enforceable in accordance with their terms.  7.3 Non-Contravention.   Neither the execution and delivery of this Agreement and the Patent Assignment. nor the assignment of the inventions and the Patents contemplated hereby and thereby will violate, or be in conflict with the Articles of Association of the Seller or any provision of any applicable law binding upon or applicable to the Seller. or any of the Inventions or Patent,. give rise to any right of termination, cancellation, increase in obligations, imposition of fees or penalties under, any debt, note, hind, Indenture, mortgage. lien, lease, license. instrument. contract, commitment or other agreement, or order, arbitration award, judgment or decree. to which Seller is a party or by which it is hound or to which the Inventions or Patents are subject. or result in the creation or imposition of any mortgage, lien, charge, pledge, security interest, other encumbrance or third party right ("Encumbrances") upon any of the Inventions or Patents.  7.4 Approvals.   No consent, approval, order or authorization of, or registration, declaration or tiling with. any governmental or regulatory authority or third party is required in connection with the execution or delivery of this Agreement or the Patent Assignment or the consummation of the transactions contemplated hereby and thereby. except for recordation of suitable patent assignment documents in the U.S. Patent & Trademark Office (the 'PTO") and comparable foreign patent offices (the "Required Approvals").  7.5 Ownership of the Patents. The Seller owns all right. title and interest, and has good and marketable title. in and to the inventions and Patents free and clear of all Encumbrances. Seller is not obligated or under any liability whatsoever to make any payments by way of royalties. fees or otherwise to any owner or licensee of. or other claimant with respect to the use of the subject matter disclosed and claimed in the Inventions or the Patents or in connection with the licensing of the Inventions and/or Patents to third parties.  7.6Pre-Existing licenses  under  the  Patents.  The Seller. or any, predecessor- in interest to the Inventions and Patents. has not granted any licenses or any other rights under the Inventions or Patents.  7.7 Litigation.  there are no (i) actions, suits, claims, hearings. arbitrations. proceedings (public or private) or governmental investigations against or affecting the Seller, pending or threatened against or by the Seller (collectively. "Proceedings"). nor any Proceedings or investigations or reviews by any governmental authority against or affecting the Seller. pending or threatened against or by the Seller, relating to the inventions or Patents or which seek to enjoin or rescind the transactions contemplated by this Agreement or the Patent Assignment: or (ii) existing orders. judgments or decrees of any governmental authority naming the Seller as an affected party in connection with-inventions and/or the Patents.  7.8Patent Maintenance.   All annuity and maintenance fees that are necessary in order to keep the Patent, in trice as of the Effective Date have been paid by Seller. and no payment of annuities or lees, or papers to be filed in patent offices. are required to be made within the three-month period after the Effective Date. 8.Indemnification: Set-Off. 8.1.Without derogating from the provisions of Section 3 above, Seller agrees to defend. indemnify and hold the Indemnified Parties harmless from. against and in respect of any and all losses, liabilities, damages. claims or expenses (including, without limitation. attorneys' fees) suffered or incurred, directly or indirectly by the Indemnified Parties by reason of, or resulting from the breach of any representation or warranty contained in Section 6 of this Agreement or from the failure to perform any covenant contained in this Agreement or in the Patent Assignment.  8.2. Whenever any claim arises for indemnification under this Agreement or an event which may result in a claim for such indemnification has occurred. the Indemnified Party will promptly notify the Seller of the claim and. when known, the facts constituting the basis for such claim. The Seller shall have the obligation to dispute and defend all such third parts' claims and thereafter so defend and pay any advent final judgment or award or settlement amount in regard thereto. Such defense shall be controlled by the Seller, and the cost of such defense shall be borne by the Seller, provided that the Indemnified Parties shall have the right to participate in such defense at their own expense. unless the Indemnified Parties require their own attorney due to a conflict of interests, in which case, the expense thereof will be borne by the Seller. Tae Indemnified Parties shall cooperate in all reasonable respects in the investigation, trial and defense of an,. such claim at the cost of the Seller. If the Seller fails to take action within thirty (30) days of notice. then the Indemnified Parties shall have the right to pay, compromise or defend any third party claim, such costs to be borne by the Seller. The indemnified Protected shall also have the right and upon delivery of ten (10) days advance written notice to such effect to the Seller, exercisable in good faith. to take such action as may be reasonably necessary to avoid a default prior to the assumption of the defense of the third party claim by the Seller, and any expenses incurred by the Indemnified Parties so acting shall be paid by the Seller. The Seller will not settle or compromise any third party claim without the prior written consent of the indemnified Parties.  8.3. Without derogating from any other right and or remedy available to the Buyer hereunder or under applicable law, the Buyer shall he entitled to set-off any amounts otherwise payable by the Buyer to the Seller under this Agreement any amounts to which Buyer is entitled based on a claim for indemnification by the Buyer under this Agreement or the Patent Assignment. Neither the exercise of, nor the failure to exercise. such right of set-off will constitute an election of remedies or limit the Buyer in any manner in the enforcement of any other remedies that may be available to it.  8.4.Covenants of the Seller  8.4.1. The Seller agrees that during the period from the Effective Date through the Closing. the Seller, will not directly. through any agent or otherwise, solicit, accept. initiate or encourage (by providing confidential information or otherwise) submission of proposals or offers from any person or entity or negotiate or suggest negotiations at any future time with or to any other person any transaction related to or which may affect, the Inventions or the Patents.  8.4.2. The Seller agrees that during the period trout the Effective Date through the Closing, the Seiler shall operate its business in the ordinary course consistent with past practices. The Seller agrees to pay all indebtedness when due, to use reasonable efforts to pay or perform other obligations when due and agree to preserve the Seller's assets and technology and preserve the relationships of the Seller with suppliers, investigators, distributors. licensors, licensees. and others having business dealings with them, all with the goal of preserving unimpaired the goodwill and ongoing businesses of the Seller relating to the Inventions and the Patents.  8.4.3.  Without limiting the generality of the foregoing. except (i) as expressly contemplated herein or (ii) with the prior written consent of the Buyer, the Seller shall not:(A) sell, license or transfer to any person or entity any rights too the Inventions or the Patents enter into any agreement or undertake any new obligation with respect to any of the same. with any person or entity: (B) incur any indebtedness or guarantee any indebtedness for borrowed money or issue or sell any debt securities or guarantee any debt securities or other obligations of others or create an Encumbrance over the Inventions or the Patents; or (C) enter into any transaction for a merger of the Seller or the sale of all or substantially all of the shares of the Seller. which may affect, directly or indirectly, the Inventions or the Patents.  8.4.4.  Following the Closing, and for a period of three (3) months. the Seller undertakes not to (i) apply for or consent to the appointment of any liquidator, receiver, trustee or administrator for all or a substantial part of its business, properties, assets or revenues: (ii)  institute (by  petition,  application.  answer,  consent  or otherwise) any bankruptcy. arrangement, readjustment of debt. dissolution. liquidation or similar executory or judicial proceeding; or (iii) call it creditors' meeting for the purpose of entering into an arrangement with there. In addition, the Seller shall take promptly, at its expense. all measures as are required for preventing, discharging. terminating, removing or achieving a stay of any of the aforesaid or similar events initiated by third parties.  9.Representations and Warranties of Royer.  Buyer represents and warrants to Seller as follows: 9.1Corporate Organization. Buyer is a corporation duly organized, validly existing and in good standing under the laws of Nevada. with lull power and authority to own and operate its properties and assets and carry on its business as currently conducted.  9.2 Authorization.  Buyer has full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action,. on the part of Buyer. This Agreement and the Patent Assignment have been duly executed and delivered by the Buyer. and constitute legal. valid and binding obligations of Buyer. enforceable in accordance with their terms.  10.Closing and Due Diligence Period. 10.1Closing.  the Closing (the "Closing") of the purchase and sale of the Patents shall take place on or before March I. 2014.  10.2 Due Diligence.  I he due diligence period will continue during the period prior to the Closing. During the period. the Seller will provide to Buyer complete copies of the patent prosecution tiles provided by prosecution counsel and any other documents (electronic or otherwise) in Seller's custody or control relating to the Inventions and the Patents.  10.3Deliveries.  At the Closing, the Seller shall deliver to the Buyer the following: 10.3.1. duly executed copies of the Patent Assignment, duly executed by the Sellers: 10.3.2. copies of all Required Approvals; and  10.3.3. such tither duly executed agreements, deeds. certificates or other instruments of conveyance, transfer and assignment as shall be necessary. in the reasonable opinion of the Buyer, to vest in the Buyer good. valid and marketable title to the Inventions and the Patents.  10.4 Pre-Closing; Transfer.  At least five (5) business days prior to the Closing for immediately thereafter upon learning of the existence of any such file., or documents that have not been transferred to Buyer subsequent to the transfer contemplated under this Section 10.4). Seller sill. and shall cause its patent counsel to deliver to Buyer (or to Buyer's counsel as may he directed by Buyer) copies of all patents and patent applications, and PTO correspondence in Seller's or Seller's counsel's possession related to the Patents and any other documents (electronic or otherwise) in Seller's custody or control relating to the Patent-.. Seller represents to Buyer that as of the date five business days prior to the Closing Date. Seller has conducted 3 thorough and diligent search through its counsel for all such documents. and that as of the Closing, no other such documents remain in the custody or control of Seller. Seller further agrees that upon the Effective Date all rights and privileges (including with respect to any attorney client privileges, attorney work product or any other professional privileges or rights) held by Seller or any third party. that arise from or relate to the Patents. Inventions or any other intellectual property transferred under this Agreement, shall be transferred from Seller to Buyer.  10.5 Developments  If the Seller shall make, discover or reduce to practice any invention, modification, discovery, design. Development, improvement, process, software program, work of' authorship. documentation. formula, data. technique, know-how. secret or intellectual property right whatsoever or any interest therein arising from or in connection with the Patents ("Developments”), such Developments and the benefits thereof shall immediately become the sole and absolute property of the Buyer and its assigns. Seller shall promptly disclose to Buyer (or any persons designated by it) each such Development and the Seller hereby assigns any rights it may have or acquire in the Developments. and benefits and/or rights resulting therefrom. to the Buyer and its assigns without further compensation and shall communicate, without cost or delay, and without publishing the same. all available information relating thereto to the Auger. Any and all such Developments shall be deemed confidential information of the Buyer. shall be held by the Seller in confidence, may not be disclosed to any third party and may he used by the Seller only in connection with the activities permitted under this Agreement. Seller shall, at the request of the Buyer, sign, execute. make and do all such deeds, documents, acts and things as the Buyer and its duly authorized agents may reasonably require (i) to apply tor. obtain and vest in the name of the Buyer alone (unless the Buyer otherwise directs) letters patent. copyrights or other analogous protection in any country throughout the world and when so obtained or vested to renew and restore the same; and (ii) to defend any opposition proceedings in respect of such applications and any opposition proceedings or petition-, or applications for revocation of such letters patent. copyright or other analogous protection.  11. Miscellaneous.  All notices and other communications hereunder shall be in writing and shall he deemed given if delivered (a) personally, (b) by facsimile transmission. (c) by overnight courier or (d) by registered or certified mail (return receipt requested) to the parties at the following addresses or at such other address for a Party as shall be specified by like notice):  If to the Buyer at:If to Seller at: Notice shall be deemed received in the case of (a) personal delivery, upon delivery, (b) international courier (signature required). two business days following shipment and (c) international registered or certified mail, seven business days following post date. Either Party may change the notice address by providing notice containing the changed notice information to the ether Parts.   11.1 Entire Agreement.  This Agreement (including the Exhibits) and the Patent Assignment constitute the entire agreement of the parties and supersedes all other prior or contemporaneous agreements and understanding, both written and oral. among or between the parties with respect to the subject matter hereof.  11.2No Third Party Beneficiaries.  This Agreement is for the exclusive benefit of the parties and is not intended to confer upon any other person any rights or remedies hereunder. 11.3Assignment. this Agreement may not be assigned by the Seller without the prior written consent of the Buyer. The Buyer may assign its right and obligations hereunder upon the provision of written notice to the Seller. It is hereby clarified that a "change in control" transaction of the Seller shall be deemed to be an assignment of this Agreement by the Seller and is therefore restricted as aforesaid and shall require the prior written consent of the Buyer. Under no circumstances will any assignment be permitted to an entity acquiring Seller through insolvency, bankruptcy. assignment for the benefit of one or more creditors (through foreclosure or any other means) or any similar proceeding. any all of which shall require the consent of Buyer.   11.4 Governing Law: Forum. This Agreement. its performance and interpretation shall be governed by the substantive law of Nevada. exclusive of its choice of law rules. The competent courts located in Clark County. Nevada shall have sole and exclusive jurisdiction in any dispute or controversy arising out of or relating to this Agreement.  11.5Counterparts.   This Agreement may be executed in two or more counterparts, each of which shall be deemed an original. but all of which together shall constitute one and the sane agreement. 11.6Headings. The headings of the articles and sections of this Agreement are inserted for convenience only and shall not constitute a part hereof. 11.7 Confidentiality. The contents of this Agreement, including its terms and conditions, are considered confidential. Neither Party shall disclose the terms of the Agreement to an unaffiliated third party without the prior written approval of the other Party, except to legal. Financial. accounting or other similar advisors who agree to keep the terms of this Agreement confidential.  In the event an unaffiliated third party seeks to discover the terms of this Agreement through a court order, the Party to whom the request for the terms has been made shall provide reasonable notice of the request to the other Party to this Agreement and shall use its reasonable efforts to prevent at least the disclosure of the terms of the Agreement. Neither Party will originate any publicity, news release, or other announcement, written or oral, whether to the public press. to stockholders, or otherwise, relating to this Agreement. to any amendment hereto or to performance hereunder or the existence of an arrangement between the parties without the prior written approval of the other Party.  11.8 Further Assurances. Seller agree. at its sole expense, to execute such  further documents and do any and all such reasonable things as may be necessary to implement and earn- out the terms, conditions and intent of this Agreement within a commercially reasonable timeframe upon the request of Buyer.  (Remainder of Page Intentionally Blank.]  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and sear first above written.  SELLER:  B.I.E.J.C. Holding, t.LC  A limited liability company  BV:  Name: Edgardo Clores  Title: President  EDGARDO CLORES,  An individual and inventor of the patented products  Name: Edgardo Clores  Title: Inventor  EDCI Holding. LI.C  A limited liability company  Name: Edgardo Clores  Title: President  BUYER:  Cloracks Corporation.  A Nevada corporation  By:  Name : Raul Mansueto  Title:  President/Chief Executive Officer Assignor Acknowledgement STATE OF NEVADA County of Clark On March 1, 2014, before me the undersigned Notary Public, personally appeared Edgardo Cores, ASSIGNOR, who prove to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledge to me that he executed the same in his authorized his authorized capacity,  and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.  I certify under PENALTY OF PERJURY under the laws of  the State of Nevada that the foregoing paragraph is true and correct. WITNESS my hand and official sea. SEAN NEWMARK Notary Public Assignee Acknowledgement STATE OF NEVADA County of Clark On March 1, 2014, before me the undersigned Notary Public, personally appeared Raul A. Mansueto ASSIGNEE, who prove to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledge to me that he executed the same in his authorized his authorized capacity,  and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.  I certify under PENALTY OF PERJURY under the laws of  the State of Nevada that the foregoing paragraph is true and correct. WITNESS my hand and official sea. SEAN NEWMARK Notary Public My commission expires Feb. 1, 2017

EXHIBIT I  UNITED STATES PATENTS AND PATENT APPLICATIONS  [Attached] CLORACKS PRODUCT MODELS  Publicized  Patent No. Model No.  Description  TYPE Gold Seal Patent No.  CLR 1 Bussing Tray  Dish Rack 29418900  US D688,426 S CLR 2 Silverware Caddy Dish Rack 29386954 CLR 3 Silverware Caddy Dish Rack 29386954 CLR 4 Multi- use flatware rack Dish Rack CLR 5 Small plate rack Dish Rack 29418886  US D683,087 S CLR 6 Multi-use cup rack Dish Rack 29418876 US D683,504 S CLR 7 Multi- use bowl/dish rack Dish Rack 29386958 CLR 8 Glass/Tumbler rack Dash Rack 29389350 CLR 9 Plate/gourmet salad bowl rack Dish Rack 29390408 CLR 10 Shot glass Glass/wine Rack 29429598 CLR 11 High ball/wine glass Glass/wine Rack 29428598 CLR 12 Cooler/beverage/tall mixing glass rack Glass/wine Rack 29429598 CLR 13 Margarita Glass Glass/wine Rack :29429598 CLR 14 Brandy/ Champagne Glass Glass/wine Rack 29429598 CLR 15 High Ball Glass Glass/wine Rack 29429598 CLR 16 Tall Glass Glass/wine Rack 29429598 CLR17 PG Glass Glass/wine Rack 29429598 Ornamental Design CLR 18 Cloracks Roller for all Racks Pending Pole Type Member Support Device and Method Therefor  CHRISTMAS TREE STAND 418OP3478 US 8,097,853 B2 Updated: 03/07/2014   Exhibit A  List of Patents  U.S. Patent/Application number: 29418900 – (Gold seal # US D688,426S) Dated:  March 07, 2011 Title:  Combination bussing and washing tray  U.S.  Patent/Application number:  29386954 Dated:  February  15, 2010 Title: Dishwasher Rack  U.S.  Patent/Application number:  29418886  (Gold Seal  # - US D683,087 S) Dated: February 15, 2010 Title:  Combination bussing and washing tray  U.S.  Patent/Application number:  29418876  (Gold Seal  # - US D683,504 S) Dated: April  19, 2010 Title:  Combination bussing and washing tray  U.S.  Patent/Application number: 29386958 Dated:  March  7,  2011 Title:  Dishwasher Rack  U.S.  Patent/Application number:  29389350 Dated:  April  11,2011 Title:  Dishwasher Rack  U.S.  Patent/Application number:  29309408 Dated: April  25, 2011 Title: Ornamental Design: for a dishwasher rack  U.S. Patent/Application number: 29386961 Dated: March 7, 2011 Title:  Dishwasher. Rack  U.S. Patent/Application number: 29429598 Dated: March 7,  2011 Title:  Ornamental Design for a combination bussing and dishwasher rack  U.S. Patent/Application number: 4180P3478  (Gold seal # US 8,091,853 B2 Dated:  April 19, 2010 Title:  Pole type member support device and method thereof

EXHIBIT II FORM OF PATENT ASSIGNMENT
[Attached] FIRST AMENDMENT TO PATENT PURCHASE AGREEMENT This amendment (the "Amendment") is made by and between R.I.E.J.C. Holding, LLC, a limited liability company organized under the laws of Nevada ("B.LEJ.C.), Edgardo Clores, an individual and inventor of the patented products ("Clores"), EDCI Holding, LLC, a limited liability company organized under the laws of Nevada ("EDCI"), (B.I.EJ.C., Clores and EDCI being hereinafter referred to collectively as "Seller") and Cloracks Corporation, a corporation organized under the laws of Nevada ("Buyer") parties to the Patent Purchase Agreement dated February 24, 2014 (the "Agreement"), attached as Exhibit A.  The Agreement is amended as follows:  WHEREAS, pages 1-2, section 2(a)-(b), of the Agreement, relating to the purchase price of the inventions and patents, shall be deleted in its entirety and amended to add the following provision in its stead  2. Purchase Price of Patents. The purchase price for the inventions and patents shall be approximately Seven Million U.S. Dollars ($7,000,000.00), payable as follows:  a. The initial purchase price payment is valued at Five Hundred Thirty Thousand Five Hundred and Sixty U.S. Dollars ($530.560.00). The full value of the initial payment described hereunder in this section 2 has already been disbursed to Seller as follows: Theorencal value of initial purchase price $530,560.00 Payment to B.I.E.J.C/EDCI (issuance of Buyer's stock= in lieu of cash) ($ 142,245.00) Subscription receivable from Clores Stand Inc stockholders3 ($196,250.00) Buyer's shares of stock issued to Clores ($130,000.00) Cash advances to Clores ($ 62,065.00) Total initial payment paid in full $0.00 b. Payment of the remaining balance of the purchase price in the amount of approximately Six Million Four Hundred Seventy Thousand U.S. Dollars (S6,470,000.00) shall be paid to Clores in the form of cash royalties for the Buyer's use of the Inventions and Patents. Payments of royalties under this section 2 shall commence in 2017 and be paid over an eighteen (18) year period, which is the shelf life of the patents. The annual payment in royalties fees shall be approximately Three Hundred Sixty Thousand U.S. Dollars ($360,000.00) per year. The monthly payment in royalty fees shall be approximately Thirty Thousand U.S. Dollars (S30,000.00) contingent upon Buyer's monthly profits, as more fully explained below,  1 Note: The initial value of the Inventions and Patent in the amount of Five Hundred Thirty Thousand Five Hundred and Sixty U.S. Dollars (S530,560.00) has been valued using the Theoretical Value Method. 2 Stock in exchanged shall be valued at the estimated market price per share on the stock option exercise date. 3 Clores Stand Inc. was the previous company of Clores that was merged to Cloracks Corporation. Buyer's stocks were issued to stockholders of Clores Stand Inc. guaranteed from the proceeds of the patents and inventions sold by Seller to Buyer in the Agreement.  Initials   Buyer's average annual profits combined (Christmas Tree Stand and Warewashing Racks) are estimated to be One Million Two Hundred Twenty Four Thousand U.S. Dollars (S 1, 774,000.0) based upon the Buyer's projected five (5) year business plan, attached hereto as Exhibit B. In the event that Buyer does not sustain the projected monthly income for any given month, the royalty fee payable to Seller for said month shall accrue and be payable in the following month, if the Buyer's income for the following month sustains enough profit to support the royalty fee accruals plus the current month’s royalty payment. In the event that Buyer's projected income does not materialize as estimated in the business plan, this provision regarding payment of the balance of the purchase price may be modified as more fully described below.  c.  Payment of the remaining balance of the purchase price in the form of royalties as defined in this section 2, or any portion thereof, is subject to modification and recalculation depending on the Buyer's realized profits commencing 2017. This section 2 is subject to modification so that any portion of the purchase price remaining due and payable to Clores may be modified and recalculated to reflect the Buyer's realized profits commencing 2017 and subsequent thereto.  d.  Clores, at his option, may maintain his Nine Percent (9%) stock ownership interest in the Buyer at any time by purchasing Buyer's stock in lieu of cash royalty payments due under this section 2. Thus, Clores may receive the Buyers company stock in lieu of a cash royalty fee in order to maintain his Nine Percent (9%) stock ownership interest, if he so chooses. At no time shall Clores' ownership interest in Buyer's stock exceed Nine Percent (9%).  WHEREAS, page 5, section 8.4, of the Agreement, relating to covenants of the seller, shall be amended to add the following provisions. All other provisions of section 8.4 of the Agreement shall remain the same.  8.4.  Covenants of the Seller  8.4.5. For a period of two (2) years, after the effective date of this Amendment. Seller will not directly or indirectly engage in any business that competes with the Buyer. This covenant shall apply to the geographical area that includes the area within the city of Las Vegas.  8.4.6. For a period of two (2) years after the effective date of this Amendment, Seller will not directly or indirectly solicit business from, or attempt to sell, license or provide the same or similar products or services as are now provided to Buyer under the Agreement. Further, for a period of two (2) years after the effective date of this Amendment, Buyer will not directly or indirectly solicit, induce or attempt to induce any employee, independent contractor or any business from any of Buyer's customers, customer prospects, vendors. manufacturers or distributors with whom Seller has knowledge does business with Buyer.  8.4.7. Seller will not at any time or in any manner, either directly or indirectly use, for the personal benefit of Seller, or divulge, disclose, or communicate in any manner any information that is proprietary to Buyer. Seller will protect such information and treat it as confidential. At all times, Seller agree to abstain from disclosing the inventions and patents (the subject of. and defined in, the Agreement), or Buyers trade secrets or other confidential material owned by Buyer. Seller agrees to take apt security measures to prevent accidental disclosure of the aforementioned information.  Initials  8.4.8. During the term of the Agreement and the term of the inventions and patents with the USPTO, Seller agrees to not invent any patent or any other competitive products of the Buyer. In the event that Seller does invent any patents or competitive products of the Buyer, Seller shall give Buyer the right of first refusal to purchase said patents and/or competitive products.  8.4.9. Seller agrees to use his/its best efforts and intentions to abide by the non-competition, non-solicitation and non-disclosure covenants of this Amendment to the Agreement.  WHEREAS, page 7-8, section I1 of the Agreement relating to miscellaneous, shall be amended to add the following section 11.9. All other sections and subsections of 11 shall remain the same.  11. Miscellaneous 11.9. Consultancy Agreement.   According to the terms of the Consultancy Agreement, attached hereto as Exhibit C. Clores shall be paid a consultancy tee in the amount of Twelve Thousand U.S. Dollars (S 12,000.00) per month payable in cash or shares of Buyer's stock or both. In any event, Clores' interest in Buyer shall not exceed Nine Percent (9%) ownership interest in Buyer's stock.  Except as set forth in this Amendment, the Agreement is unaffected and shall continue in full force and effect in accordance with its terms. If there is a conflict between this Amendment and the Agreement, the term, of this Amendment will prevail.  THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK. THE SIGNATURE PAGE FOLLOWS.  Initials  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Agreement to be duly executed as this day, May 16th 2014. SELLER:  B.I.E.J.C. Holding, LLC,  A Nevada limited liability company  By: Edgardo Clores, President  Edgardo Clores,  An individual and inventor of the patented products  Edgardo Clores. individually/inventor  EDCI Holding, LLC.  A Nevada limited liability company  By:  Edgardo  Clores, President  BUYER:  Cloracks  Corporation, A Nevada corporation  By: Raul Mansueto, President/CEO

MARCH 27, 2014 PTAS  WEISS & MOY, P.C. 4204 NORHT BROWN AVENUE SCOTTSDALE, AZ 85251 502739210 UNITED STATES PATENT AND TRADEMARK OFFICE NOTICE OF RECORDATION OF ASSIGNEMNT DOCUMENT  THE ENCLOSED DOCUMENT HAS SEEN RECORDED BY THE ASSINGMENT RECORDATION BRANCH OF THE. U.S.  PATENT AND TRADEMARK OFFICE. A COMPLETE COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.   PLEASE REVIEW ALL INFORMATION CONTANED ON THIS NOTICE. THE INFORMATION CONTAINEE ON THIS RECORDATION NOTICE REFLECTS THE. DATA  PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD FIND AMY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE,  YOU MAY CONTACT TIME ASSIGNMENT RECORDATION BRANCH AT 571-272-1350. PLEASE SEND REOUEST FOR CORRECTION TO: U.S. PATENT AND TRADEMARK OFFICE, MAIL STOP: ASSIGNMENT RECORDATION BRA.NCH, P.O. BOX 1450, ALEXADRIA, VA 22313  RECORDATION DATE:  03/26/2014 REEL/FRAME: 032528/0382 NUMBER OF PAGES: 3 BRIEF:  ASSIGNMENT OF ASSIGNORS INTEREST (SEE DOCUMENT FOR DETAILS DOCKET NUMBER: 4180P3478 ASSIGNOR: EDCI  HOLDING LLC DOC DATE:  03/26/2014  ASSIGNEE: CLORACKS CORPORATION  3111 S. RAINBOW BLVD. #108 LAS VEGAS,  NEVADA  89146 APPLICATION NUMBER:162762857  PATENT NUMBER: 8091853 FILING DATE:04/19/2010  ISSUE DATE: 01/10/2012 TITLE: POLE TYPE MEMBER SUPPORT DEVICE AND METHOD  THEREFOR  ASSIGNMENT RECORDATION BRANCH  PUBLIC RECORDS DIVISION  P.O. Box 1450. Alexandria, Virginia 22313-1450  WWW.USPTO.GOV  MARCH 27, 2014 PTAS  WEISS & MOY, P.C. 4204 NORHT BROWN AVENUE SCOTTSDALE, AZ 85251 502739100 UNITED STATES PATENT AND TRADEMARK OFFICE NOTICE OF RECORDATION OF ASSIGNEMNT DOCUMENT  THE ENCLOSED DOCUMENT HAS SEEN RECORDED BY THE ASSINGMENT RECORDATION BRANCH OF THE. U.S.  PATENT AND TRADEMARK OFFICE. A COMPLETE COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.   PLEASE REVIEW ALL INFORMATION CONTANED ON THIS NOTICE. THE INFORMATION CONTAINEE ON THIS RECORDATION NOTICE REFLECTS THE. DATA  PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD FIND AMY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE,  YOU MAY CONTACT TIME ASSIGNMENT RECORDATION BRANCH AT 571-272-1350. PLEASE SEND REOUEST FOR CORRECTION TO: U.S. PATENT AND TRADEMARK OFFICE, MAIL STOP: ASSIGNMENT RECORDATION BRA.NCH, P.O. BOX 1450, ALEXADRIA, VA 22313  RECORDATION DATE:  03/26/2014 REEL/FRAME: 032527/094 NUMBER OF PAGES: 3 BRIEF:  ASSIGNMENT OF ASSIGNORS INTEREST (SEE DOCUMENT FOR DETAILS DOCKET NUMBER: 41480P33386DIV2_CONT_DES ASSIGNOR: B.I.E.J.C. HOLDING LLC DOC DATE:  03/26/2014  ASSIGNEE: CLORACKS CORPORATION  3111 S. RAINBOW BLVD. #108 LAS VEGAS,  NEVADA  89146 APPLICATION NUMBER:29418900 PATENT NUMBER: D6884263 FILING DATE:04/23/2012  ISSUE DATE: 08/20/2013 TITLE: COMBINATION BUSSING AND WASHING TRAY  ASSIGNMENT RECORDATION BRANCH  PUBLIC RECORDS DIVISION  P.O. Box 1450. Alexandria, Virginia 22313-1450  WWW.USPTO.GOV   MARCH 27, 2014 PTAS  WEISS & MOY, P.C. 4204 NORHT BROWN AVENUE SCOTTSDALE, AZ 85251 502739358 UNITED STATES PATENT AND TRADEMARK OFFICE NOTICE OF RECORDATION OF ASSIGNEMNT DOCUMENT  THE ENCLOSED DOCUMENT HAS SEEN RECORDED BY THE ASSINGMENT RECORDATION BRANCH OF THE. U.S.  PATENT AND TRADEMARK OFFICE. A COMPLETE COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.   PLEASE REVIEW ALL INFORMATION CONTANED ON THIS NOTICE. THE INFORMATION CONTAINEE ON THIS RECORDATION NOTICE REFLECTS THE. DATA  PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD FIND AMY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE,  YOU MAY CONTACT TIME ASSIGNMENT RECORDATION BRANCH AT 571-272-1350. PLEASE SEND REOUEST FOR CORRECTION TO: U.S. PATENT AND TRADEMARK OFFICE, MAIL STOP: ASSIGNMENT RECORDATION BRA.NCH, P.O. BOX 1450, ALEXADRIA, VA 22313  RECORDATION DATE:  03/26/2014 REEL/FRAME: 032529/0001 NUMBER OF PAGES: 3 BRIEF:  ASSIGNMENT OF ASSIGNORS INTEREST (SEE DOCUMENT FOR DETAILS DOCKET NUMBER: 41480P33386DIV_CONT_DES ASSIGNOR: B.I.E.J.C. HOLDING LLC DOC DATE:  03/26/2014  ASSIGNEE: CLORACKS CORPORATION  3111 S. RAINBOW BLVD. #108 LAS VEGAS,  NEVADA  89146 APPLICATION NUMBER:29418886 PATENT NUMBER: D683087 FILING DATE:04/23/2012  ISSUE DATE: 05/21/2013 TITLE: COMBINATION BUSSING AND WASHING TRAY  ASSIGNMENT RECORDATION BRANCH  PUBLIC RECORDS DIVISION  P.O. Box 1450. Alexandria, Virginia 22313-1450  WWW.USPTO.GOV  MARCH 27, 2014 PTAS  WEISS & MOY, P.C. 4204 NORHT BROWN AVENUE SCOTTSDALE, AZ 85251 502739247 UNITED STATES PATENT AND TRADEMARK OFFICE NOTICE OF RECORDATION OF ASSIGNEMNT DOCUMENT  THE ENCLOSED DOCUMENT HAS SEEN RECORDED BY THE ASSINGMENT RECORDATION BRANCH OF THE. U.S.  PATENT AND TRADEMARK OFFICE. A COMPLETE COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.   PLEASE REVIEW ALL INFORMATION CONTANED ON THIS NOTICE. THE INFORMATION CONTAINEE ON THIS RECORDATION NOTICE REFLECTS THE. DATA  PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD FIND AMY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE,  YOU MAY CONTACT TIME ASSIGNMENT RECORDATION BRANCH AT 571-272-1350. PLEASE SEND REOUEST FOR CORRECTION TO: U.S. PATENT AND TRADEMARK OFFICE, MAIL STOP: ASSIGNMENT RECORDATION BRA.NCH, P.O. BOX 1450, ALEXADRIA, VA 22313  RECORDATION DATE:  03/26/2014 REEL/FRAME: 032528/0549 NUMBER OF PAGES: 3 BRIEF:  ASSIGNMENT OF ASSIGNORS INTEREST (SEE DOCUMENT FOR DETAILS DOCKET NUMBER: 41480P33386CONT_DES ASSIGNOR: B.I.E.J.C. HOLDING LLC DOC DATE:  03/26/2014  ASSIGNEE: CLORACKS CORPORATION
3111 S. RAINBOW BLVD. #108 LAS VEGAS,  NEVADA  89146 APPLICATION NUMBER:294188876
PATENT NUMBER: D683504 FILING DATE:04/23/2012
ISSUE DATE: 05/28/2013 TITLE: COMBINATION BUSSING AND WASHING TRAY  ASSIGNMENT RECORDATION BRANCH  PUBLIC RECORDS DIVISION  P.O. Box 1450. Alexandria, Virginia 22313-1450  WWW.USPTO.GOV
MARCH 27, 2014 PTAS  WEISS & MOY, P.C. 4204 NORHT BROWN AVENUE SCOTTSDALE, AZ 85251 502739210 UNITED STATES PATENT AND TRADEMARK OFFICE NOTICE OF RECORDATION OF ASSIGNEMNT DOCUMENT  THE ENCLOSED DOCUMENT HAS SEEN RECORDED BY THE ASSINGMENT RECORDATION BRANCH OF THE. U.S.  PATENT AND TRADEMARK OFFICE. A COMPLETE COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.   PLEASE REVIEW ALL INFORMATION CONTANED ON THIS NOTICE. THE INFORMATION CONTAINEE ON THIS RECORDATION NOTICE REFLECTS THE. DATA  PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD FIND AMY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE,  YOU MAY CONTACT TIME ASSIGNMENT RECORDATION BRANCH AT 571-272-1350. PLEASE SEND REOUEST FOR CORRECTION TO: U.S. PATENT AND TRADEMARK OFFICE, MAIL STOP: ASSIGNMENT RECORDATION BRA.NCH, P.O. BOX 1450, ALEXADRIA, VA 22313  RECORDATION DATE:  03/26/2014 REEL/FRAME: 032528/0382 NUMBER OF PAGES: 3 BRIEF:  ASSIGNMENT OF ASSIGNORS INTEREST (SEE DOCUMENT FOR DETAILS DOCKET NUMBER: 4180P3478 ASSIGNOR: EDCI  HOLDING LLC DOC DATE:  03/26/2014  ASSIGNEE: CLORACKS CORPORATION  3111 S. RAINBOW BLVD. #108 LAS VEGAS,  NEVADA  89146 APPLICATION NUMBER:162762857  PATENT NUMBER: 8091853 FILING DATE:04/19/2010  ISSUE DATE: 01/10/2012 TITLE: POLE TYPE MEMBER SUPPORT DEVICE AND METHOD  THEREFOR  ASSIGNMENT RECORDATION BRANCH  PUBLIC RECORDS DIVISION  P.O. Box 1450. Alexandria, Virginia 22313-1450  WWW.USPTO.GOV  MARCH 27, 2014 PTAS  WEISS & MOY, P.C. 4204 NORHT BROWN AVENUE SCOTTSDALE, AZ 85251 502739100 UNITED STATES PATENT AND TRADEMARK OFFICE NOTICE OF RECORDATION OF ASSIGNEMNT DOCUMENT  THE ENCLOSED DOCUMENT HAS SEEN RECORDED BY THE ASSINGMENT RECORDATION BRANCH OF THE. U.S.  PATENT AND TRADEMARK OFFICE. A COMPLETE COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.   PLEASE REVIEW ALL INFORMATION CONTANED ON THIS NOTICE. THE INFORMATION CONTAINEE ON THIS RECORDATION NOTICE REFLECTS THE. DATA  PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD FIND AMY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE,  YOU MAY CONTACT TIME ASSIGNMENT RECORDATION BRANCH AT 571-272-1350. PLEASE SEND REOUEST FOR CORRECTION TO: U.S. PATENT AND TRADEMARK OFFICE, MAIL STOP: ASSIGNMENT RECORDATION BRA.NCH, P.O. BOX 1450, ALEXADRIA, VA 22313  RECORDATION DATE:  03/26/2014 REEL/FRAME: 032527/094 NUMBER OF PAGES: 3 BRIEF:  ASSIGNMENT OF ASSIGNORS INTEREST (SEE DOCUMENT FOR DETAILS DOCKET NUMBER: 41480P33386DIV2_CONT_DES ASSIGNOR: B.I.E.J.C. HOLDING LLC DOC DATE:  03/26/2014  ASSIGNEE: CLORACKS CORPORATION  3111 S. RAINBOW BLVD. #108 LAS VEGAS,  NEVADA  89146 APPLICATION NUMBER:29418900 PATENT NUMBER: D6884263 FILING DATE:04/23/2012  ISSUE DATE: 08/20/2013 TITLE: COMBINATION BUSSING AND WASHING TRAY  ASSIGNMENT RECORDATION BRANCH  PUBLIC RECORDS DIVISION  P.O. Box 1450. Alexandria, Virginia 22313-1450  WWW.USPTO.GOV   MARCH 27, 2014 PTAS  WEISS & MOY, P.C. 4204 NORHT BROWN AVENUE SCOTTSDALE, AZ 85251 502739358 UNITED STATES PATENT AND TRADEMARK OFFICE NOTICE OF RECORDATION OF ASSIGNEMNT DOCUMENT  THE ENCLOSED DOCUMENT HAS SEEN RECORDED BY THE ASSINGMENT RECORDATION BRANCH OF THE. U.S.  PATENT AND TRADEMARK OFFICE. A COMPLETE COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.   PLEASE REVIEW ALL INFORMATION CONTANED ON THIS NOTICE. THE INFORMATION CONTAINEE ON THIS RECORDATION NOTICE REFLECTS THE. DATA  PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD FIND AMY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE,  YOU MAY CONTACT TIME ASSIGNMENT RECORDATION BRANCH AT 571-272-1350. PLEASE SEND REOUEST FOR CORRECTION TO: U.S. PATENT AND TRADEMARK OFFICE, MAIL STOP: ASSIGNMENT RECORDATION BRA.NCH, P.O. BOX 1450, ALEXADRIA, VA 22313  RECORDATION DATE:  03/26/2014 REEL/FRAME: 032529/0001 NUMBER OF PAGES: 3 BRIEF:  ASSIGNMENT OF ASSIGNORS INTEREST (SEE DOCUMENT FOR DETAILS DOCKET NUMBER: 41480P33386DIV_CONT_DES ASSIGNOR: B.I.E.J.C. HOLDING LLC DOC DATE:  03/26/2014  ASSIGNEE: CLORACKS CORPORATION  3111 S. RAINBOW BLVD. #108 LAS VEGAS,  NEVADA  89146 APPLICATION NUMBER:29418886 PATENT NUMBER: D683087 FILING DATE:04/23/2012  ISSUE DATE: 05/21/2013 TITLE: COMBINATION BUSSING AND WASHING TRAY  ASSIGNMENT RECORDATION BRANCH  PUBLIC RECORDS DIVISION  P.O. Box 1450. Alexandria, Virginia 22313-1450  WWW.USPTO.GOV  MARCH 27, 2014 PTAS  WEISS & MOY, P.C. 4204 NORHT BROWN AVENUE SCOTTSDALE, AZ 85251 502739247 UNITED STATES PATENT AND TRADEMARK OFFICE NOTICE OF RECORDATION OF ASSIGNEMNT DOCUMENT  THE ENCLOSED DOCUMENT HAS SEEN RECORDED BY THE ASSINGMENT RECORDATION BRANCH OF THE. U.S.  PATENT AND TRADEMARK OFFICE. A COMPLETE COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.   PLEASE REVIEW ALL INFORMATION CONTANED ON THIS NOTICE. THE INFORMATION CONTAINEE ON THIS RECORDATION NOTICE REFLECTS THE. DATA  PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD FIND AMY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE,  YOU MAY CONTACT TIME ASSIGNMENT RECORDATION BRANCH AT 571-272-1350. PLEASE SEND REOUEST FOR CORRECTION TO: U.S. PATENT AND TRADEMARK OFFICE, MAIL STOP: ASSIGNMENT RECORDATION BRA.NCH, P.O. BOX 1450, ALEXADRIA, VA 22313  RECORDATION DATE:  03/26/2014 REEL/FRAME: 032528/0549 NUMBER OF PAGES: 3 BRIEF:  ASSIGNMENT OF ASSIGNORS INTEREST (SEE DOCUMENT FOR DETAILS DOCKET NUMBER: 41480P33386CONT_DES ASSIGNOR: B.I.E.J.C. HOLDING LLC DOC DATE:  03/26/2014  ASSIGNEE: CLORACKS CORPORATION
3111 S. RAINBOW BLVD. #108 LAS VEGAS,  NEVADA  89146 APPLICATION NUMBER:294188876
PATENT NUMBER: D683504 FILING DATE:04/23/2012
ISSUE DATE: 05/28/2013 TITLE: COMBINATION BUSSING AND WASHING TRAY  ASSIGNMENT RECORDATION BRANCH  PUBLIC RECORDS DIVISION  P.O. Box 1450. Alexandria, Virginia 22313-1450  WWW.USPTO.GOV

EXHIBIT III  SELLER WIRE INSTRUCTIONS   [Attached]  PATENT ASSIGNMENT ADDENDUM   ANNEX A   Assignors Biejc Holding LLC EDCI Holding LLC Edgardo Cores  Assignee CLORACKS CORPORATION  Effective 1-Mar-14 Patent Licensing Fee Biejc Holding LLC 0 Edci Holding LLC 0  Processional Fees to assist productions of IP patented products Consultancy $ 5.000 Travel (Car expenses) $ 1.000 Administrative expenses  $ 1,000 Total $ 7,000 Cloracks Corporation will pay a monthly profession it fees to Edgardo Clores (for Biejc Holding LLC and EDCI Holding LLC) The travel expenses will cover the repairs and maintenance and gasoline use of the car  The administrative expenses will cover the cost of warehouse and office rental  This agreement is valid until superseded.   Raul Mansueto  CEO Cloracks  Edgardo Clores President/ Biejc and EDCI Holding LLC U.S. PATENT APPLICATION TITLED  "POLE TYPE MEMBER SUPPORT DEVICE AND METHOD THEREFOR"  U.S. Patent # US 8,091,853 B2  CONSULTING AGREEMENT This Agreement (“Agreement”) is entered into this date by and between CLORACKS CORPORATION, a Nevada corporation (“Corporation”), and EDGARDO CLORES (“Consultant”). In consideration of the mutual promises of the parties and other good and valuable consideration, the parties hereby agree: Section 1. Engagement. During the term of this Agreement, the Corporation agrees to engage the Consultant, and the Consultant agrees to serve the Corporation, to provide the following services; Oversee quality of production as manufacturing subcontractor of CLORACKS CORPORATION. The Consultant shall be available for work at reasonable times and for reasonable periods of time to perform such services at the location or locations designated by the Corporation at 3311 S. Rainbow Blvd #108 Las Vegas, NV 89146. The consultant shall report to VP Production at the Corporation at such address. Section 2. Term. This agreement shall commence May 1, 2014 and, unless earlier terminated as described herein, shall terminate on when the Project is complete, which the parties anticipate to be approximately December 31, 2016. Section 3.  Compensation. The Corporation shall pay the Consultant for the services described herein a total fee of $12,000.00 per month and shall reimburse the Consultant tor reasonable out of pocket and relevant project expenditures pre-approved by the Corporation.  Section 4.  Independent Contractor.  The parties intend that the relationship between them created under this Agreement is that of an independent Contractor only. Me Consultant shall not he considered an agent or employee of the Corporation for any purpose and the Corporation is interested only in the result obtained under this Agreement, the manner and means of performing the services are subject to the Consultant's sole control.  Consultant shall be responsible for all state, federal and local taxes, including estimated taxes, social security, disability insurance, if any, and any other similar form of payments, as well as all employment reporting, for the Consultant and am Of the Consultant's employees or agents.  Section 5. Proprietary Rights.  The Consultant agrees that All Work Product created solely or jointly by the Consultant,  the Consultant's employees, associates or subcontractors, arising from work performed hereunder, or previously conceived in anticipation of consulting work to be performed to regard to the Corporation’s engagement of the Consultant,  shall be deemed "work made for hire."  The Consultant shall cause all of the Consultant's employers, associates or subcontractors assisting in creating the Work Product to execute a similar acknowledgement that the Work Product is a "work nude for hire."  The Consultant and all of the Consultant's employees, associates or subcontractors assisting in creating the Work Product shall execute all such assignments, oaths, declarations and other documents as may be prepared by the Corporation to effect the foregoing. "Work Product" shall mean all documentation, manuals, teaching materials, creative works, know-how and information created on behalf of the Corporation, in whole or in part, by the Consultant and all of the Consultant's employees, associates or subcontractors assisting in creating the Work Product within the scope of this Agreement, whether or not copyrightable or otherwise protectable.  Consultant shall make prompt and full disclosure of such inventions to the Corporation and, at the Corporation's expense, shall assist in every lawful way in obtaining for the Corporation intents for any or all of such inventions, in perfecting in the Corporation all right, title and interest in and to such 'Mentions and copyrights, in protecting or enforcing the Corporation's rights therein, and in prosecuting and defending appeals, interferences, infringement suits and controversies relating thereto.  The Consultant shall do all other thing, necessary to effectuate the foregoing, including but not limited to executing and delivering assignments, oaths and disclaimers as needed.  Section 6. `Confidentiality In order to induce the Corporation to enter into this Agreement, the Consultant hereby agrees that, except with the written consent of the Corporation, the Consultant shall keep confidential and not divulge to any person that is not affiliated with the Corporation, during the term of this Agreement or any time thereafter, any of the Corporation's confidential information and business secrets, including, without limitation, confidential information and business secrets relating to such matters as the Corporation's finances and operations, the materials, processes and procedures used in the Corporation's operations, the names of the Corporation’s customers and their requirements and the names of the Corporation’s suppliers. All papers, books and records of every description, including, without limitation, computer software, programs, modules, source codes, data, designs and results, as well as all reproductions thereof, relating to the business and affairs of the Corporation or its customers, whether or not prepared by the Consultant, shall be the sole and exclusive property of the Corporation. Upon termination of this Agreement, or upon request by the Corporation, the Consultant shall surrender all tangible evidence of such information to the Corporation. The obligations of secrecy shall continue throughout the duration of this Agreement and for 2 years thereafter.   Section 7.   Records.  The Consultant shall keep full and accurate records of all consulting work performed under this Agreement. All records, sketches, drawings, prints, computations, charts, reports and other documentation made in the course of the consulting work performed hereunder, or in anticipation of the consulting work to he performed in regard to this Agreement, shall at all times he and remain the sole properly of the Corporation. The Consultant shall turn over the Corporation all copies of such documentation on request by the Corporation.   Section 8. Early Termination. This Agreement may be terminated by the Corporation at its discretion: (i) upon the death of the Consultant, (ii) upon the Consultant’s physical or mental incapacity or disability for a period of 6 months, (iii) in the event that the Consultant is accused or convicted of any misdemeanor or felony crime or commits an act of moral turpitude, (iv) if the Consultant commits and act of fraud against the Corporation, (v) upon the disclosure of unauthorized confidential information by the Consultant, (vi) in the event that the Consultant fails to perform the services contemplated by this Agreement with diligence or competence, or (vii) if the Consultant materially breaches this Agreement. Section 12. Arbitration. If at any time during the term of this Agreement any dispute, difference. of disagreement shall arise upon or in respect of the Agreement, and the meaning and construction hereof, every such dispute, difference and disagreement shall be referred to a Single arbiter agreed upon by the parties, or if no single arbiter can be agreed upon, an arbiter or arbiters shall be selected in accordance with the rules of the American Arbitration Association and such dispute, difference or disagreement shall be sealed by arbitration iii accordance with the then prevailing commercial rules of the American Arbitration Association, and judgment upon the award rendered by the arbiter may he entered in any court having jurisdiction thereof:  Section 13. Attorney Fees.  In the event an arbitration, suit or action is brought by any party under this Agreement to enforce any of its terms, or in any appeal there from, it is agreed that the prevailing parts shall be entitled to reasonable attorney fees to be fixed by the arbitrator, trial court and or appellate court.  Section 14. Titles and Captions.   All article, section and paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor affect the interpretation of this Agreement. Section 15. Pronouns and Plurals.  All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the Person or Persons may require. Require. Section 16. Modifications Must Be in Writing. This Agreement may not be changed orally. All modifications of this Agreement must be in writing and must be signed by each party. CORPORATION CLORACKS CORPORATION   Dated this 1st day of May, 2014.  Signature Printed Name of Corporate Officer Its: RAUL MANSUETO, CEO CONSULTANT Dated this 1st day of May, 2014 Signature of Consultant Printed Name of Consultant Its: EDGARDO CLORES